MERRILL LYNCH
                                                                 ARIZONA
                                                                 MUNICIPAL
                                                                 BOND FUND

                                [GRAPHIC OMITTED]

                                                        STRATEGIC
                                                                 Performance

                                                                 Annual Report
                                                                 July 31, 1998

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by more than 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Portfolio Strategy

During the six-month period ended July 31, 1998, our investment outlook for Merrill Lynch Arizona Municipal Bond Fund was basically constructive. We believed that the strong economic growth seen in late 1997 and thus far in 1998 would be offset by a combination of the extremely positive inflationary environment and deteriorating Asian economic conditions. Consequently, as 1998 progressed, we expected tax-exempt bond yields to trade in a relatively narrow range, with a bias toward lower bond yields. The Fund also maintained a fully invested position in order to seek to enhance shareholder income and participate fully in the anticipated market improvement.

Looking ahead, we expect little change in the Fund's existing structure. Current economic fundamentals and a strong domestic economy offset by equally favorable inflationary pressures suggest that interest rates should trade in a narrow range. Should economic weakness in Asia reverse in the coming months and no longer constrain US economic growth, we will look to adopt a more defensive position for the Fund. Consequently, the Fund is expected to remain fully invested in order to generate optimal shareholder income.

Fiscal Year in Review

During the fiscal year ended July 31, 1998, yields within the municipal bond market generally declined, although there was considerable monthly volatility. This volatility was largely the result of an increase in new bond issuance compared to the same period a year ago. During the fiscal year ended July 31, 1998, more than $275 billion in long-term, tax-exempt securities were issued, an increase of over 40% compared to the same period a year ago. Arizona municipalities issued more than $3.8 billion in new securities, representing an increase of almost 60%. At times during the period, such increases in supply outweighed investor demand, allowing yields to rise temporarily.

During the fiscal year, we generally maintained a constructive approach toward the municipal bond market. The Fund was fully invested in long-term Arizona tax-exempt securities throughout the 12-month period. These strategies produced total returns of +5.25%, +4.71%, +4.61% and +5.14% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.31% for similar Arizona tax-exempt funds during the same 12-month period.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Arizona Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager


September 8, 1998

--------------------------------------------------------------------------------
We are pleased to announce that Walter C. O'Connor is responsible for the day-to-day management of Merrill Lynch Arizona Municipal Bond Fund. Mr. O'Connor has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President.
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                                 Standardized
                                                   12 Month      3 Month      Since Inception    30-Day Yield
                                                 Total Return  Total Return    Total Return      As of 7/31/98
==============================================================================================================
ML Arizona Municipal Bond Fund Class A Shares       +5.25%        +2.21%         +61.21%           4.00%
--------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class B Shares       +4.71         +2.07          +55.86            3.65
--------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class C Shares       +4.61         +2.05          +29.18            3.55
--------------------------------------------------------------------------------------------------------------
ML Arizona Municipal Bond Fund Class D Shares       +5.14         +2.18          +31.64            3.90
==============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 11/29/91; and Class C and Class D Shares, 10/21/94.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       11/29/91**         7/98
ML Arizona Municipal Bond Fund+--
Class A Shares*                                          $ 9,600         $15,478
ML Arizona Municipal Bond Fund+--
Class B Shares*                                          $10,000         $15,586
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $16,318

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                         10/21/94**        7/98

ML Arizona Municipal Bond Fund+--
Class C Shares*                                          $10,000         $12,918
ML Arizona Municipal Bond Fund+--
Class D Shares*                                          $ 9,600         $12,638
Lehman Brothers Municipal Bond
Index++                                                  $10,000         $13,837

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Arizona Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Arizona, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                                   +7.81%          +3.50%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                             +5.61           +4.75
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/98                                      +7.50           +6.83
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                % Return          % Return
                                              Without CDSC       With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                                   +7.27%         +3.27%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98                             +5.07          +5.07
--------------------------------------------------------------------------------
Inception (11/29/91)
through 6/30/98                                      +6.95          +6.95
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return          % Return
                                              Without CDSC       With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                                   +7.06%         +6.06%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                      +7.13          +7.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge     Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                                   +7.71%         +3.40%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/98                                      +7.69          +6.51
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Arizona--92.4%
====================================================================================================================
                             Arizona Educational Loan Marketing Corporation, Educational Loan
                             Revenue Bonds, AMT, Series B:
NR*      Aa2      $1,600        7% due 3/01/2003                                                             $ 1,734
NR*      Aa2       1,100        7% due 3/01/2005                                                               1,189
--------------------------------------------------------------------------------------------------------------------
NR*      A           750     Arizona Educational Loan Marketing Corporation, Educational Loan
                             Revenue Bonds, AMT, Sub-Series, 6.625% due 9/01/2005                                812
--------------------------------------------------------------------------------------------------------------------
NR*      Aaa       2,180     Arizona Health Facilities Authority, Hospital System Revenue Refunding
                             Bonds (Saint Luke's Health Systems), 7.25% due 11/01/2003 (h)                     2,464
--------------------------------------------------------------------------------------------------------------------
AA+      Aa1       2,000     Arizona State Wastewater Management Authority, Wastewater Treatment
                             Financial Assistance Revenue Bonds (City of Phoenix), 6.80% due 7/01/2011         2,207
--------------------------------------------------------------------------------------------------------------------
NR*      Aa        2,000     Arizona Student Loan Acquisition Authority, Student Loan Revenue Bonds,
                             AMT, Senior Series B, 6.60% due 5/01/2010                                         2,168
--------------------------------------------------------------------------------------------------------------------
                             Coconino County, Arizona, Pollution Control Corporation, PCR (Nevada
                             Power Co. Project), AMT:
BBB-     NR*       1,750        6.375% due 10/01/2036                                                          1,886
BBB-     NR*       2,500        Series B, 5.80% due 11/01/2032                                                 2,545
--------------------------------------------------------------------------------------------------------------------
A1+      P1          500     Coconino County, Arizona, Pollution Control Corporation Revenue Bonds
                             (Arizona Public Service--Navajo Project), VRDN, AMT, Series A, 3.70% due
                             10/01/2029 (a)                                                                      500
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,950     Coconino County, Arizona, Unified School District No. 001, Refunding
                             (Flagstaff), UT, 5% due 7/01/2007 (f)                                             2,030
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       3,620     Gilbert, Arizona, Water and Sewer Revenue Refunding Bonds, 6.50% due
                             7/01/2022 (b)                                                                     4,016
--------------------------------------------------------------------------------------------------------------------
                             Glendale, Arizona, IDA, Educational Facilities
                             Revenue Refunding Bonds (American Graduate School International)(g):
AAA      NR*       1,000        7.125% due 7/01/2005 (h)                                                       1,175
AAA      NR*         500        5.875% due 7/01/2015                                                             535
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,700     Glendale, Arizona, Unified High School District No. 205 (Projects of
                             1993), UT, Series B, 5.70% due 7/01/2014 (b)                                      1,796
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       4,500     Maricopa County, Arizona, Elementary School District No. 68, Refunding
                             (Alhambra), UT, Series A, 6.75% due 7/01/2014 (f)                                 5,085
--------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arizona Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
GO      General Obligation Bonds
IDA     Industrial Development Authority
IDR     Industrial Development Revenue Bonds
LEVRRS  Leveraged Reverse Rate Securities
M/F     Multi-Family
PCR     Pollution Control Revenue Bonds
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes
YCN     Yield Curve Notes

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Arizona (continued)
====================================================================================================================
BBB-     Baa1     $1,000     Maricopa County, Arizona, Hospital Revenue Refunding Bonds (Sun Health
                             Corporation), 6.125% due 4/01/2018                                              $ 1,055
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     Maricopa County, Arizona, IDA, Health Facilities Revenue Bonds (Saint
                             Joseph's Care Center Project), Series A, 7.75% due 7/01/2020 (d)                  2,163
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,235     Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Stanford
                             Court Apartments Project), Series A, 5.30% due 7/01/2028 (d)                      2,235
--------------------------------------------------------------------------------------------------------------------
                             Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding:
A1+      P1        1,300        (Arizona Public Service Co.), VRDN, Series E, 3.65% due 5/01/2029 (a)          1,300
BB+      Ba1       1,500        (Public Service Company of New Mexico Project), Series A, 5.75% due
                                11/01/2022                                                                     1,524
BB+      Ba1       1,500        (Public Service Company of New Mexico Project), Series A, 6.30% due
                                12/01/2026                                                                     1,602
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,125     Mesa, Arizona, Utilities System Revenue Bonds, 6.125% due 7/01/2007 (b)(h)        1,277
--------------------------------------------------------------------------------------------------------------------
NR*      NR*       2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Co. Project), AMT,
                             6.70% due 3/01/2020                                                               2,189
--------------------------------------------------------------------------------------------------------------------
                             Peoria, Arizona, Improvement District No. 8801, Special Assessment Bonds
                             (North Valley Power Center):
BBB      NR*         200        7.30% due 1/01/2009                                                              221
BBB      NR*         395        7.30% due 1/01/2011                                                              434
--------------------------------------------------------------------------------------------------------------------
                             Peoria, Arizona, Improvement District No. 8802, Special Assessment Bonds:
BBB      NR*         430        7.20% due 1/01/2010                                                              472
BBB      NR*         510        7.20% due 1/01/2013                                                              560
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000     Phoenix, Arizona, Civic Improvement Corporation, Municipal Facilities
                             Excise Tax Revenue Bonds, 6.90% due 7/01/2004 (d)(h)                              2,309
--------------------------------------------------------------------------------------------------------------------
AA-      Aa3       1,250     Phoenix, Arizona, Civic Improvement Corporation, Water System Revenue
                             Bonds, Junior Lien, 6% due 7/01/2006 (h)                                          1,387
--------------------------------------------------------------------------------------------------------------------
AA+      Aa1       1,400     Phoenix, Arizona, GO, Refunding, UT, Series A, 6.25% due 7/01/2017                1,614
--------------------------------------------------------------------------------------------------------------------
                             Phoenix, Arizona, Various Purpose Bonds, GO, UT:
AA+      Aa1       2,500        4.50% due 7/01/2019                                                            2,308
AA+      Aa1       3,450        4.50% due 7/01/2022                                                            3,152
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa         750     Pima County, Arizona, IDA, Revenue Refunding Bonds (Healthpartners),
                             Series A, 5.625% due 4/01/2014 (d)                                                  793
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa         950     Pima County, Arizona, Sewer Revenue Refunding Bonds, 6.75% due
                             7/01/2015 (b)                                                                     1,023
--------------------------------------------------------------------------------------------------------------------
A1+      P1          100     Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corp.),
                             VRDN, 3.65% due 12/01/2009 (a)                                                      100
--------------------------------------------------------------------------------------------------------------------
BBB      NR*         750     Prescott Valley, Arizona, Improvement District, Special Assessment
                             Sewer Collection System, Roadway Repair Bonds, 7.90% due 1/01/2012                  846
--------------------------------------------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face                                                                                      Value
Ratings  Ratings  Amount                                 Issue                                             (Note 1a)
====================================================================================================================
Arizona (concluded)
====================================================================================================================
BBB      NR*      $1,600     Sedona, Arizona, Sewer Revenue Refunding Bonds, 7% due 7/01/2012                $ 1,761
--------------------------------------------------------------------------------------------------------------------
A+       A1        1,250     Tucson, Arizona, Water Revenue Refunding Bonds, 6.50% due 7/01/2016               1,343
--------------------------------------------------------------------------------------------------------------------
AA       A1        2,000     University of Arizona, University Revenue Refunding Bonds, Series A,
                             6.20% due 6/01/2016                                                               2,278
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
Puerto Rico--6.4%
====================================================================================================================
AAA      Aaa       2,000     Puerto Rico Commonwealth, GO, YCN, 8.132% due 7/01/2020 (c)(e)                    2,243
--------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,900     Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                             8.328% due 7/01/2023 (c)(e)(h)                                                    2,204
--------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$63,642)--98.8%                                                                      68,535

Other Assets Less Liabilities--1.2%                                                                              816
                                                                                                             -------
Net Assets--100.0%                                                                                           $69,351
                                                                                                             =======
--------------------------------------------------------------------------------------------------------------------

      (a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rates shown are those in effect at July 31, 1998.
      (b)   FGIC Insured.
      (c)   FSA Insured.
      (d)   MBIA Insured.
      (e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are those in effect at July 31, 1998.
      (f)   AMBAC Insured.
      (g)   Connie Lee Insured.
      (h)   Prerefunded.
      *     Not Rated.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
=======================================================================================================================
Assets:              Investments, at value (identified cost--$63,641,669) (Note 1a) .                      $ 68,535,436
                     Cash ...........................................................                            94,111
                       Receivables:
                       Interest .....................................................     $ 629,355
                     Beneficial interest sold .......................................       285,195             914,550
                                                                                           --------
                     Prepaid expenses and other assets ..............................                             5,348
                                                                                                           ------------
                     Total assets ...................................................                        69,549,445
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed .................................        58,785
                       Dividends to shareholders (Note 1e) ..........................        50,675
                       Investment adviser (Note 2) ..................................        34,293
                       Distributor (Note 2) .........................................        23,903             167,656
                                                                                          ---------
                     Accrued expenses and other liabilities .........................                            30,607
                                                                                                           ------------
                     Total liabilities ..............................................                           198,263
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets .....................................................                      $ 69,351,182
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value,
Consist of:          unlimited number of shares authorized ..........................                      $    127,481
                     Class BShares of beneficial interest, $.10 par value, unlimited
                     number of  shares authorized ...................................                           473,170
                     Class CShares of beneficial interest, $.10 par value, unlimited
                     number of  shares authorized ...................................                            11,332
                     Class DShares of beneficial interest, $.10 par value, unlimited
                     number of  shares authorized ...................................                            25,198
                     Paid-in capital in excess of par ...............................                        64,287,451
                     Accumulated realized capital losses on investments--net ........                          (467,217)
                     Unrealized appreciation on investments--net ....................                         4,893,767
                                                                                                           ------------
                     Net assets .....................................................                      $ 69,351,182
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $13,875,181 and 1,274,813 shares
                     of beneficial interest outstanding .............................                      $      10.88
                                                                                                           ============
                     Class B--Based on net assets of $51,503,005 and 4,731,702 shares
                     of beneficial interest outstanding .............................                      $      10.88
                                                                                                           ============
                     Class C--Based on net assets of $1,232,862 and 113,318 shares
                     of beneficial interest outstanding .............................                      $      10.88
                                                                                                           ============
                     Class D--Based on net assets of $2,740,134 and 251,975 shares
                     of beneficial interest outstanding .............................                      $      10.87
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Statement of Operations
=======================================================================================================================
                                                                                       For the Year Ended July 31, 1998
-----------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned .......                      $  4,138,227
(Note 1d):
-----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ..............................     $ 390,732
                     Account maintenance and distribution fees--Class B(Note 2) .....       266,722
                     Professional fees ..............................................        52,091
                     Printing and shareholder reports ...............................        51,413
                     Accounting services (Note 2) ...................................        36,664
                     Transfer agent fees--Class B(Note 2) ...........................        20,698
                     Registration fees ..............................................        10,812
                     Account maintenance and distribution fees--Class C(Note 2) .....         6,298
                     Pricing fees ...................................................         5,308
                     Custodian fees .................................................         4,515
                     Transfer agent fees--Class A(Note 2) ...........................         4,398
                     Trustees' fees and expenses ....................................         3,976
                     Account maintenance fees--Class D(Note 2) ......................         2,485
                     Transfer agent fees--Class D(Note 2) ...........................           772
                     Transfer agent fees--Class C(Note 2) ...........................           408
                     Other ..........................................................         2,819
                                                                                          ---------
                     Total expenses .................................................                           860,111
                                                                                                           ------------
                     Investment income--net .........................................                         3,278,116
                                                                                                           ------------
-----------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ..............................                         1,528,306
ized Gain (Loss) on  Change in unrealized appreciation on investments--net ..........                        (1,500,179)
Investments--Net                                                                                           ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations ...........                      $ 3,306,243
                                                                                                           ============
-----------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Statements of Changes in Net Assets
=======================================================================================================================
                                                                                          For the Year Ended July 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                          1998              1997
-----------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net .........................................   $ 3,278,116        $  3,853,601
                     Realized gain on investments--net ..............................     1,528,306             151,745
                     Change in unrealized appreciation on investments--net ..........    (1,500,179)          2,230,318
                                                                                        -----------        ------------
                     Net increase in net assets resulting from operations ...........     3,306,243           6,235,664
                                                                                        -----------        ------------
-----------------------------------------------------------------------------------------------------------------------
Dividends to         Investment income--net:
Shareholders            Class A .....................................................      (709,010)           (735,203)
(Note 1e):              Class B .....................................................    (2,401,175)         (2,958,031)
                        Class C .....................................................       (46,121)            (56,040)
                        Class D .....................................................      (121,810)           (104,327)
                     Net decrease in net assets resulting from dividends to             -----------        ------------
                     shareholders ...................................................    (3,278,116)         (3,853,601)
                                                                                        -----------        ------------
-----------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net decrease in net assets derived from beneficial interest
Transactions         transactions ...................................................    (6,115,987)        (11,798,372)
(Note 4):                                                                               -----------        ------------
-----------------------------------------------------------------------------------------------------------------------
Net Assets:          Total decrease in net assets ...................................    (6,087,860)         (9,416,309)
                     Beginning of year ..............................................    75,439,042          84,855,351
                                                                                        -----------        ------------
                     End of year ....................................................   $69,351,182        $ 75,439,042
                                                                                        ===========        ============
-----------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Financial Highlights (continued)
===============================================================================================================================
                                                                                             Class A
The following per share data and ratios have been derived    ------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                             ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          1998        1997           1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $    10.87    $    10.54    $    10.46    $    10.40    $    11.01
Operating                                                    ----------    ----------    ----------    ----------    ----------
Performance:         Investment income--net ...............         .55           .55           .54           .55           .57
                     Realized and unrealized gain (loss) on
                     investments--net .....................         .01           .33           .08           .11          (.39)
                                                             ----------    ----------    ----------    ----------    ----------
                     Total from investment operations .....         .56           .88           .62           .66           .18
                                                             ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions:
                       Investment income--net .............        (.55)         (.55)         (.54)         (.55)         (.57)
                       Realized gain on investments--net ..          --            --            --          (.01)         (.22)
                       In excess of realized gain on
                       investments--net ...................          --            --            --          (.04)           --
                                                             ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions ....        (.55)         (.55)         (.54)         (.60)         (.79)
                                                             ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year .........  $    10.88    $    10.87    $    10.54    $    10.46    $    10.40
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        5.25%         8.63%         6.04%         6.76%         1.62%
Return:*                                                     ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .......         .82%          .79%          .79%          .80%          .56%
Average                                                      ==========    ==========    ==========    ==========    ==========
Net Assets:          Expenses .............................         .82%          .79%          .79%          .83%          .80%
                                                             ==========    ==========    ==========    ==========    ==========
                     Investment income--net ...............        5.01%         5.21%         5.09%         5.44%         5.32%
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $   13,875    $   14,012    $   14,988    $   14,893    $   18,363
Data:                                                        ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover ...................       53.75%        29.68%        36.39%        62.65%        53.35%
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Financial Highlights
===============================================================================================================================
                                                                                             Class B
The following per share data and ratios have been derived    ------------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended July 31,
                                                             ------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          1998        1997           1996          1995          1994
-------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...  $    10.87    $    10.54    $    10.46    $    10.40    $    11.01
Operating                                                    ----------    ----------    ----------    ----------    ----------
Performance:         Investment income--net ...............         .49           .50           .49           .50           .52
                     Realized and unrealized gain (loss) on
                     investments--net .....................         .01           .33           .08           .11          (.39)
                                                             ----------    ----------    ----------    ----------    ----------
                     Total from investment operations .....         .50           .83           .57           .61           .13
                                                             ----------    ----------    ----------    ----------    ----------
                     Less dividends and distributions:
                       Investment income--net .............        (.49)         (.50)         (.49)         (.50)         (.52)
                       Realized gain on investments--net ..          --            --            --          (.01)         (.22)
                       In excess of realized gain on
                       investments--net ...................          --            --            --          (.04)           --
                                                             ----------    ----------    ----------    ----------    ----------
                     Total dividends and distributions ....        (.49)         (.50)         (.49)         (.55)         (.74)
                                                             ----------    ----------    ----------    ----------    ----------
                     Net asset value, end of year .........  $    10.88    $    10.87    $    10.54    $    10.46    $    10.40
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...        4.71%         8.08%         5.49%         6.22%         1.11%
Return:*                                                     ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Ratios to            Expenses, net of reimbursement .......        1.32%         1.30%         1.30%         1.31%         1.07%
Average                                                      ==========    ==========    ==========    ==========    ==========
Net Assets:          Expenses .............................        1.32%         1.30%         1.30%         1.33%         1.30%
                                                             ==========    ==========    ==========    ==========    ==========
                     Investment income--net ...............        4.50%         4.70%         4.59%         4.92%         4.82%
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)  $   51,503    $   58,282    $   66,497    $   72,090    $   80,616
Data:                                                        ==========    ==========    ==========    ==========    ==========
                     Portfolio turnover ...................       53.75%        29.68%        36.39%        62.65%        53.35%
                                                             ==========    ==========    ==========    ==========    ==========
-------------------------------------------------------------------------------------------------------------------------------

      *     Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Financial Highlights (continued)
=====================================================================================================================
                                                                                          Class C
                                                                     ------------------------------------------------
                                                                                                             For the
                                                                                                              Period
The following per share data and ratios have been derived                                                    Oct. 21,
from information provided in the financial statements.                    For the Year Ended July 31,        1994+ to
                                                                     -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                 1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...        $   10.87    $   10.54     $   10.46    $   10.05
Operating                                                           ---------    ---------     ---------    ---------
Performance:        Investment income--net .................              .48          .49           .48          .37
                    Realized and unrealized gain on
                    investments--net .......................              .01          .33           .08          .46
                                                                    ---------    ---------     ---------    ---------
                    Total from investment operations .......              .49          .82           .56          .83
                                                                    ---------    ---------     ---------    ---------
                    Less dividends and distributions:
                      Investment income--net ...............             (.48)        (.49)         (.48)        (.37)
                      Realized gain on investments--net ....               --           --            --         (.01)
                      In excess of realized gain on
                      investments--net .....................               --           --            --         (.04)
                                                                    ---------    ---------     ---------    ---------
                    Total dividends and distributions ......             (.48)        (.49)         (.48)        (.42)
                                                                    ---------    ---------     ---------    ---------
                    Net asset value, end of period .........        $   10.88    $   10.87     $   10.54    $   10.46
                                                                    =========    =========     =========    =========
---------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .....             4.61%        7.97%         5.38%        8.53%++
Return:**                                                           =========    =========     =========    =========
---------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses ...............................             1.42%        1.40%         1.40%        1.43%*
Net Assets:                                                         =========    =========     =========    =========
                    Investment income--net .................             4.39%        4.59%         4.49%        4.58%*
                                                                    =========    =========     =========    =========
---------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)        $   1,233    $     957     $   1,499    $     729
Data:                                                               =========    =========     =========    =========
                    Portfolio turnover .....................            53.75%       29.68%        36.39%       62.65%
                                                                    =========    =========     =========    =========
---------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
=====================================================================================================================
                                                                                          Class D
                                                                     ------------------------------------------------
                                                                                                             For the
                                                                                                              Period
The following per share data and ratios have been derived                                                    Oct. 21,
from information provided in the financial statements.                    For the Year Ended July 31,        1994+ to
                                                                     -----------------------------------     July 31,
Increase (Decrease) in Net Asset Value:                                 1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...        $   10.86    $   10.53    $   10.45    $   10.05
Operating                                                           ---------    ---------    ---------    ---------
Performance:        Investment income--net .................              .54          .54          .53          .42
                    Realized and unrealized gain on
                    investments--net .......................              .01          .33          .08          .45
                                                                    ---------    ---------    ---------    ---------
                    Total from investment operations .......              .55          .87          .61          .87
                                                                    ---------    ---------    ---------    ---------
                    Less dividends and distributions:
                      Investment income--net ...............             (.54)        (.54)        (.53)        (.42)
                      Realized gain on investments--net ....               --           --           --         (.01)
                      In excess of realized gain on
                      investments--net .....................               --           --           --         (.04)
                                                                    ---------    ---------    ---------    ---------
                    Total dividends and distributions ......             (.54)        (.54)        (.53)        (.47)
                                                                    ---------    ---------    ---------    ---------
                    Net asset value, end of period .........        $   10.87    $   10.86    $   10.53    $   10.45
                                                                    =========    =========    =========    =========
                    Based on net asset value per share .....             5.14%        8.52%        5.93%        8.92%++
                                                                    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------
Total Investment    Expenses ...............................              .92%         .89%         .89%         .93%*
Return:**                                                           =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------
Ratios to Average   Investment income--net .................             4.90%        5.11%        5.01%        5.23%*
Net Assets:                                                         =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)        $   2,740    $   2,188    $   1,871    $     617
Data:                                                               =========    =========    =========    =========
                    Portfolio turnover .....................            53.75%       29.68%       36.39%       62.65%
                                                                    =========    =========    =========    =========
--------------------------------------------------------------------------------------------------------------------

      *     Annualized.
      **    Total investment returns exclude the effects of sales loads.
      +     Commencement of operations.
      ++    Aggregate total investment return.

            See Notes to Financial Statements.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Arizona Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account        Distribution
                                               Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..................................         0.25%              0.25%
Class C ..................................         0.25%              0.35%
Class D ..................................         0.10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   MLFD             MLPF&S
--------------------------------------------------------------------------------
Class A ..................................         $345             $  889
Class D ..................................         $732             $7,925
--------------------------------------------------------------------------------

For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $91,163 and $200 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $37,015,130 and $43,003,384, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                    Realized          Unrealized
                                                      Gains             Gains
--------------------------------------------------------------------------------
Long-term investments ....................         $1,528,306         $4,893,767
                                                   ----------         ----------
Total ....................................         $1,528,306         $4,893,767
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $4,889,179, of which $4,981,425 related to appreciated securities and $92,246 related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $63,646,257.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $6,115,987 and $11,798,372 for the years ended July 31, 1998 and July 31, 1997, respectively.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

Transactions in shares of beneficial interest for each class were as follows:
--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        175,556        $ 1,909,593
Shares issued to shareholders
in reinvestment of dividends ................         36,527            397,097
                                                    --------         ----------
Total issued ................................        212,083          2,306,690
Shares redeemed .............................       (225,839)        (2,456,398)
                                                    --------         ----------
Net decrease ................................        (13,756)         $(149,708)
                                                    ========         ==========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        135,108        $ 1,430,774
Shares issued to shareholders
in reinvestment of dividends ................         37,066            392,786
                                                    --------        -----------
Total issued ................................        172,174          1,823,560
Shares redeemed .............................       (305,791)        (3,233,977)
                                                    --------        -----------
Net decrease ................................       (133,617)       $(1,410,417)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        536,958        $ 5,842,041
Shares issued to shareholders
in reinvestment of dividends ................         88,306            959,568
                                                  ----------        -----------
Total issued ................................        625,264          6,801,609
Automatic conversion of
shares ......................................         (7,775)           (84,480)
Shares redeemed .............................     (1,245,399)       (13,515,437)
                                                  ----------        -----------
Net decrease ................................       (627,910)       $(6,798,308)
                                                    ========        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................        617,462        $ 6,538,480
Shares issued to shareholders
in reinvestment of dividends ................        112,661          1,193,941
                                                    --------       ------------
Total issued ................................        730,123          7,732,421
Automatic conversion of
shares ......................................        (33,885)          (358,302)
Shares redeemed .............................     (1,646,309)       (17,437,458)
                                                    --------       ------------
Net decrease ................................       (950,071)      $(10,063,339)
                                                    ========       ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................         50,035        $   547,389
Shares issued to shareholders
in reinvestment of dividends ................          2,131             23,155
                                                      ------        -----------
Total issued ................................         52,166            570,544
Shares redeemed .............................        (26,897)          (291,649)
                                                      ------        -----------
Net increase ................................         25,269        $   278,895
                                                      ======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................         28,288        $   298,514
Shares issued to shareholders
in reinvestment of dividends ................          3,437             36,392
                                                     -------        -----------
Total issued ................................         31,725            334,906
Shares redeemed .............................        (86,000)          (912,398)
                                                     -------        -----------
Net decrease ................................        (54,275)       $  (577,492)
                                                     =======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1998                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................         92,554        $ 1,006,808
Automatic conversion
of shares ...................................          7,782             84,480
Shares issued to shareholders
in reinvestment of dividends ................          4,643             50,442
                                                      ------        -----------
Total issued ................................        104,979          1,141,730
Shares redeemed .............................        (54,421)          (588,596)
                                                      ------        -----------
Net increase ................................         50,558        $   553,134
                                                      ======        ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                             Dollar
Ended July 31, 1997                                  Shares             Amount
--------------------------------------------------------------------------------
Shares sold .................................         44,242        $   470,086
Automatic conversion
of shares ...................................         33,915            358,302
Shares issued to shareholders
in reinvestment of dividends ................          4,452             47,135
                                                      ------        -----------
Total issued ................................         82,609            875,523
Shares redeemed .............................        (58,869)          (622,647)
                                                      ------        -----------
Net increase ................................         23,740        $   252,876
                                                      ======        ===========
--------------------------------------------------------------------------------

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arizona Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 11, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arizona Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Arizona Municipal Bond Fund                          July 31, 1998

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Arizona
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16238--7/98


[RECYCLE LOGO] Printed on post-consumer recycled paper